EXHIBIT 10.23

                                     FORM OF
                                 PROMISSORY NOTE

This 10% SECURED NOTE haS not been registered under the securities act of 1933, as amended (the "SECURITIES act"), nor under any state securities law, and may not be pledged, sold, assigned, hypothecated or otherwise transferred until (1) a Registration Statement with respect thereto is effective under the act and any applicable state securities law or (2) the company receives an opinion of counsel, EITHER FROM COUNSEL TO the company or counsel to the holder HEREOF WHO IS reasonably satisfactory to the company, that such 10% SECURED NOTE may be pledged, sold, assigned, hypothecated or transferred without an effective Registration Statement under the act or applicable state securities laws.

                              SENSE HOLDINGS, INC.
                                10% Secured Note
                              Due __________, 2004

$[__________]                                                            No. [ ]


__________, 2003


         SENSE HOLDINGS, INC., a corporation incorporated under the laws of the State of Florida (the "Company" or "Maker"), for value received, hereby promises to pay to ______________________________________, or his, her or its registered assigns (the "Payee" or "Holder"), at _________________________________________,
upon due presentation and surrender of this 10% Secured Note (this "Note" and, together with other 10% Notes, the "Notes"), on ________________________________, 2004 (the "Maturity Date"), the principal amount of ______________________________________________________________________
($___________________) and accrued interest thereon as hereinafter provided.

         This Note was issued by the Company on _______________________________,
2003 (the "Issuance Date") pursuant to a certain Confidential Private Offering Memorandum dated as of March ______________, 2003 (the "Offering Memorandum"), relating to the offering by the Company of this Note and related warrant exercisable into shares of the Company's common stock, par value $0.10 per share ("Common Stock").

              PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

                  Payment of Principal and Interest. Payment of the principal and accrued interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest (computed on the basis of a 360-day year for the number of days elapsed) on the unpaid portion of said principal amount from time to time outstanding shall be paid by the Company at the rate of ten percent (10%) per annum, in like coin and currency, payable to the Payee in quarterly installments on 90, 180, 270 and 360 days from the closing of this offering. Interest shall accrue from the closing date of this offering. Both principal hereof and interest thereon are payable at the Holder's address above or such other address as the Holder shall designate from time to time by written notice to the Company. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check, sent to the Holder's above address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, without any requirement for the presentation of this Note or making any notation thereon, except that the Holder hereof agrees that payment of the final amount due shall be made only upon surrender of this Note to the Company for cancellation.

                  Sinking Fund. During such time as this Note is outstanding the Company shall maintain a sinking fund from which payments of principal and interest under this Note shall be made. The Company will fund the sinking fund with 15% of the Company's revenues received during the period the sinking fund is maintained.


                            SECURITY AND OTHER RIGHTS

                  Secured Obligations. The obligations under this Note are secured pursuant to a Security Agreement (the "Security Agreement") of even date herewith. As a condition of receiving the proceeds of this Note, the Company agrees to execute and deliver a Security Agreement, with various financing statements on Form UCC-1 and such other certificates, instruments and documents as may be required in order to perfect the security interest of the Holder hereunder and under the Security Agreement. As security for the payment of the Note, the Company has granted to Holder a security interest in the collateral as set forth in the Security Agreement.

                  Transfer of Note; Conversion Procedure. This Note is not divisible. This Note and all rights hereunder may be sold, transferred or otherwise assigned to any person in accordance with and subject to the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder. Upon the transfer of this Note through the use of the assignment form attached hereto as Attachment I, and in accordance with applicable law or regulation and the payment by the Holder of funds sufficient to pay any transfer tax, the Company shall issue and register this Note in the name of the new holder.


                                  MISCELLANEOUS

                  Default. If one or more of the following described events (each of which being an "Event of Default" hereunder) shall occur and shall be continuing,

                           any of the representations, covenants, or warranties
made by the Company herein shall have been incorrect when made in any material respect; or

                           the Company shall breach, fail to perform, or fail to
observe in any material respect any material covenant, term, provision, condition, agreement or obligation of the Company under this Note, and such breach or failure to perform shall not be cured within ten (10) days after written notice to the Company; or
                           bankruptcy, reorganization, insolvency or liquidation
proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, Company shall by any action or answer approve of, consent to or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding or such proceedings shall not be dismissed within forty-five (45) calendar days thereafter; or

                           the Company shall have failed to pay interest and/or
principal when due hereunder, and shall have failed to make such payment within thirty (30) days after written notice to the Company of nonpayment;

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default), (i) the interest under this Note shall increase to 18% per annum until such Event of Default is cured, and (ii) at the option of the Holder, and in the Holder's sole discretion, the Holder may consider the entire principal amount of this Note (and all interest through such date) immediately due and payable in cash, without presentment, demand protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any Note or other instruments contained to the contrary notwithstanding, and Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. It is agreed that in the event of such action, the Holder shall be entitled to receive all reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys.

                  Collection Costs. In the event that this Note shall be placed in the hands of an attorney for collection by reason of any Event of Default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the Holder in connection with the collection of this Note.

                  Prepayment. The principal amount of this Note and any accrued and unpaid interest thereon may be prepaid, in whole or in part, at any time without penalty or premium, at the discretion of the Company.

                  Rights Cumulative. The rights, powers and remedies given to the Holder under this Note shall be in addition to all rights, powers and remedies given to it by virtue of any document or instrument executed in connection therewith, or any statute or rule of law.

                  No Waivers. Any forbearance, failure or delay by the Payee in exercising any right, power or remedy under this Note, any documents or instruments executed in connection therewith or otherwise available to the Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

                  Amendments in Writing. No modification or waiver of any provision of this Note, or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the Holder, and any such modification or waiver shall apply only in the specific instance for which given.

                  Governing Law. This Note and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of Florida.

                  Successors. The term "Payee" and "Holder" as used herein shall be deemed to include the Payee and its successors, endorsees and assigns.

                  Mutilated, Lost, Stolen or Destroyed Note. In case this Note shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of and substitution for the Note, mutilated, lost, stolen or destroyed, a new Note of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and an indemnity, if requested, also reasonably satisfactory to it.

                  Representative. Holder hereby appoints vFinance Investments, Inc., or its designee, as its agent solely for the purpose of executing all security agreements, instruments, filings, and notices relevant to the perfection, recording, release or termination of the security interests securing this Note, the determination of events of default under this Note and the agreements executed in connection herewith, and such other similarly related matters.

                  Sale of Collateral. In the event of the sale of any of the assets in which Maker has granted Holder a security interest securing this Note, the proceeds from such sale shall be used to pay any and all principal and interest then outstanding under the Notes.

IN WITNESS WHEREOF, Sense Holdings, Inc. has caused this Note to be duly executed and delivered as of the date first above written.

Sense Holdings, Inc.

By:
     --------------------------------------------------------------------------

Name:
       ------------------------------------------------------------------------

Title:
        -----------------------------------------------------------------------

                                  ATTACHMENT I


         ASSIGNMENT For value received, the undersigned hereby assigns to _______________________________________________________________________________,
$_________________________________ principal amount of 10% Secured Note due
_____________________, 2004 evidenced hereby and hereby irrevocably appoints
________________________________________ attorney to transfer the Secured Note on the books of the within named corporation with full power of substitution in the premises.

Dated:

In the presence of:



                                        Print Name




                                        Signature

                                    EXHIBIT C

                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT

         This SECURITY AGREEMENT dated as of __________, 2003 ("Security Agreement"), is between Sense Holdings, Inc., a Florida corporation ("Borrower") and vFinance, Inc., whose address is 20423 State Road 7, F6#510, Boca Raton, Florida 33498 (the "Placement Agent") on behalf of those parties set forth on Schedule A attached hereto (individually a "Secured Party" and collectively, the "Secured Parties").

                             PRELIMINARY STATEMENTS

         A. Secured Parties have loaned Borrower $_____________________, in consideration for which Borrower has issued and delivered a series of promissory notes to Secured Parties in an aggregate principal amount of $_____________________ (the "Notes").

         B. The timely payment of all amounts due by Borrower under the Notes is secured by the terms of this Security Agreement.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, and in order to induce Secured Parties to loan Borrower
$________________________________, Borrower hereby agrees as follows:

         1. Grant of Security Interest. Borrower hereby grants to Secured Parties a security interest in and on all of Borrower's right, title and interest in and to all of the following, whether now owned or hereafter acquired or existing (the "Collateral"):

                  a. All equipment in all of its forms, wherever located, including, without limitation, all machinery and other goods, furniture, furnishings, fixtures, office supplies and all other similar types of tangible personal property and all parts thereof and all accessions thereto, together with all parts, fittings, special tools, alterations, substitutions, replacements and accessions thereto (any and all such equipment, parts and accessions being the "Equipment");

                  b. All inventory in all of its forms, wherever located, including, but not limited to, (i) all raw materials and work in progress, finished goods, and materials used or consumed in manufacture or production,
(ii) goods in which Borrower has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Borrower has an interest or right as consignee), and (iii) goods which are returned to or repossessed by Borrower, and all accessions thereto and products thereof and all documents and documents of title relating to or covering any of the foregoing or any other assets ("Documents") (any and all such inventory, accessions, products and Documents being the "Inventory");

                  c. All accounts, accounts receivable, cash or cash equivalents, contract rights, chattel paper, instruments, acceptances, drafts, general intangibles, payment intangibles, letter-of-credit rights, commercial torts claims, deposit accounts, consignments, promissory notes and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, together with all ledger sheets, files, records and documents relating to any of the foregoing, including all computer records, programs, storage media and computer software useful or required in connection therewith (the "Receivables"), and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such Receivables, and any and all such leases, security agreements and other contracts (the "Related Contracts");

                  d. All rights under all contracts or agreements to which Borrower is a party (other than contracts or agreements entered into prior to the date of this Agreement which by their terms expressly prohibit the granting of any lien, charge, claim or encumbrance of any nature whatsoever ("Lien") thereon; all contracts and agreements entered into by Borrower during the term of this Agreement shall permit the attachment of the Lien provided for under this Agreement);

                  e. All trademarks, trade names, trade styles, service marks, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or any political subdivision thereof, together with the goodwill associated therewith, and all reissues, amendments, extensions or renewals thereof and all licenses thereof (the "Trademarks");

                  f. All copyrights, copyrighted works or any item which embodies such copyrighted work of the United States or any other country, all applications therefore, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all derivative works, extensions or renewals thereof (the "Copyrights");

                  g. All letters patent of the United States or any other country, and all applications therefore, all right, title and interest therein and thereto, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and all reissues, continuations, divisionals, continuations-in-part or extensions thereof and all licenses thereof (the "Patents");

                  h. All other tangible and intangible personal property and fixtures; and

                  i. All proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses (a) through (h) of this Section 1) and, to the extent not otherwise included, all payments under insurance (whether or not Secured Parties are the loss payees thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

                  All of the terms used in the above definition of Collateral shall have the meanings given to such terms under the Uniform Commercial Code of the applicable jurisdiction as amended from time to time.

         2. Security for Obligations. Subject to any prior secured interest in the Collateral, the Collateral secures the prompt and complete payment when due of the outstanding principal and interest under the Notes.

         3. Borrower Remains Liable. Anything herein to the contrary notwithstanding, (a) Borrower shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed, (b) the exercise by Secured Parties of any of the rights hereunder shall not release Borrower from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) Secured Parties shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Security Agreement, nor shall Secured Parties be obligated to perform any of the obligations or duties of Borrower thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         4. Representations and Warranties. Borrower represents and warrants to Secured Parties as follows:

                  a. All of the Equipment and Inventory (i) were acquired in the ordinary course of business and (ii) are located at the places specified in
Schedule 1 hereto. The chief place of business and chief executive office of Borrower and the office where Borrower keeps its records concerning Receivables are located at the address specified on Schedule 1 hereto.

                  b. Borrower owns the Collateral free and clear of any Lien, except for the security interest created by this Security Agreement.

                  c. Borrower conducts no business under any name or trade name other than its proper corporate name.

                  d. Borrower has exclusive possession and control of the Equipment and Inventory.

                  e. All of Borrower's material Related Contracts are in full force and effect, and Borrower and, to Borrower's knowledge, the other persons to each such Related Contract have performed in all material respects their respective obligations under each such Related Contract.

                  f. Borrower has the right to use all Patents, Trademarks, and Copyrights and all computer programs and other rights, free from materially burdensome restrictions, which are necessary for the operation of its business as presently conducted. There is not pending or threatened any claim or litigation against or affecting Borrower contesting the validity of any of the Patents, Trademarks or Copyrights or computer program or other right.

                  g. This Security Agreement creates a valid Lien in the Collateral, securing the payment of all amounts due under the Notes, and all other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         5.       Further Assurances.

                  a. Borrower agrees that from time to time, at the expense of Borrower, Borrower will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Parties may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any Collateral.

                  b. Borrower hereby authorizes Secured Parties to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Borrower where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  c. Borrower will furnish to Secured Parties from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Parties may reasonably request, all in reasonable detail.

                  d. Borrower will defend the Collateral against all claims and demands of all persons (other than Secured Parties) claiming an interest therein. Borrower will pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent where there is a good faith contest to the validity thereof. In connection with any such good faith contest Borrower will, at the request of Secured Parties, promptly provide a bond, cash deposit or other security reasonably satisfactory to protect the security interest of Secured Parties should such good faith contest be unsuccessful.

         6. As to Equipment, Inventory and Trademarks. Borrower shall:

                  a. Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefore specified in
Schedule 1 hereto or, upon 30 days' prior written notice to Secured Parties, at such other places in jurisdictions where all action required by Section 5 shall have been taken with respect to the Equipment and Inventory;

                  b. Cause the Equipment necessary for the conduct of its business to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall forthwith, or in the case of any loss or damage to any of the Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end;

                  c. Permit Secured Parties thereof to have access to the Inventory and Equipment for purposes of inspection during normal business hours and upon reasonable notice to Borrower;

                  d. Promptly notify Secured Parties in writing of any material loss or damage to the Inventory or Equipment;

                  e. Not sell, assign, lease, mortgage, transfer or otherwise dispose of any interest in the Inventory or Equipment, except in the ordinary course of business;

                  f. Not use or permit the Inventory or Equipment to be used for any unlawful purpose or in violation of any law or for hire;

                  g. Not permit the Equipment to become a part of or to be affixed to any real property of any person;

                  h. Advise Secured Parties of all Trademarks, Patents and Copyrights or applications for or registration of the same, created or obtained by Borrower on or after the date of this Security Agreement; and

                  i. Take all reasonable steps to maintain and enforce the Trademarks, Patents and Copyrights material to the conduct of its business, including but not limited to (1) payment of all fees, (2) prosecuting infringers if failure to do so would materially and adversely affect the business of Borrower and (3) diligently pursuing any application or registration material to the business of Borrower.

         7. Insurance.

                  a. Borrower shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as is reasonable for a company of like size and like business.

                  b. Reimbursement under any liability insurance maintained by Borrower pursuant to this Section 7 may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section 7 is not applicable, Borrower shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Borrower pursuant to this Section 7 shall be paid to Borrower as reimbursement for the costs of such repairs or replacements.

                  c. Upon the occurrence of any event of default under the terms of the Notes ("Event of Default"), all insurance payments in respect of such Equipment or Inventory shall be paid to Secured Parties and applied to amounts due under the Notes.

         8. As to Receivables.

                  a. Borrower shall keep the Receivables at its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, at the location therefore specified in Schedule 1 hereto or, upon 30 days' prior written notice to Secured Parties, at such other locations in a jurisdiction where all action required by Section 5 shall have been taken with respect to Receivables. Borrower will hold and preserve such records and will permit representatives of Secured Parties to inspect and make abstracts from such records.

                  b. Except as otherwise provided in this subsection (b), Borrower shall continue to collect, at its own expense, all amounts due or to become due to Borrower under the Receivables. In connection with such collections, Borrower may take (and, at the discretion of Secured Parties, shall take) such action as Borrower or Secured Parties may deem necessary or advisable to enforce collection of the Receivables; provided, however, that Secured Parties shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, upon written notice to Borrower of its intention to do so, to notify the account debtors or obligors under any Receivables of the assignment of such Receivables to Secured Parties and to direct such account debtors or obligors to make payment of all amounts due or to become due to Borrower thereunder directly to Secured Parties and, upon such notification and at the expense of Borrower, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Borrower might have done. After receipt by Borrower of the notice from Secured Parties referred to in the proviso to the preceding sentence and as long as there is an Event of Default, (i) all amounts and proceeds (including instruments) received by Borrower in respect of the Receivables shall be received in trust for the benefit of Secured Parties hereunder, shall be segregated from other funds of Borrower and shall be forthwith paid over to Secured Parties in the same form as so received (with any necessary endorsement) to be held as cash collateral, or be applied as provided by Section 13(b), as determined by Secured Parties, and (ii) Borrower shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, other than any discount allowed for prompt payment.

         9. Transfer and Other Liens.

                  a. Sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except in the ordinary course of business. Upon any such sale, assignment, or disposal of Collateral, all such proceeds of such transaction shall be used to pay any and all amounts of principal and interest outstanding under the Notes.

                  b. Except for purchase money financing liens in the ordinary course of business or statutory liens in the ordinary course of business, Borrower shall not create or suffer to exist any Lien upon or with respect to any of the Collateral to secure debt of any person.

         10. Agent Appointed Attorney-in-Fact. Secured Parties hereby irrevocably appoint an individual employee of Placement Agent, to be agreed upon by Placement Agent and the Borrower, as Secured Parties' attorney-in-fact (the "Agent"), with full authority in the place and stead of Secured Parties and in the name of Secured Parties, Agent or otherwise, to take any action and to execute any instrument which Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement in the event of a default, including, without limitation:

                  a. to obtain and adjust insurance required to be paid to Secured Parties pursuant to Section 7;

                  b. to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  c. to receive, endorse, assign, and collect any and all checks, notes, drafts and other negotiable and non-negotiable instruments, documents and chattel paper, in connection with clause (a) or (b) above, and Borrower waives notice of presentment, protest and non-payment of any instrument, document or chattel paper so endorsed or assigned;

                  d. to file any claims or take any action or institute any proceedings which Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Parties with respect to any of the Collateral; and

                  e. to sell, transfer, assign or otherwise deal in or with the Collateral or the proceeds or avails thereof, as fully and effectually as if Secured Parties were the absolute owner thereof.

                  Secured Parties hereby ratify and approves all acts, other than those which result from Agent's gross negligence or willful misconduct, of Agent, as its attorney in-fact, pursuant to this Section 10; and Agent, as its attorney in-fact, will not be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than those which result from Agent's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Security Agreement remains in effect.

                  Secured Parties also authorizes Agent, at any time and from time to time, after the occurrence and during the continuance of an Event of Default, to communicate in its own name with any party to any contract, agreement or instrument included in the Collateral with regard to the assignment of such contract, agreement or instrument and other matters relating thereto.

         11. Agent May Perform. If Borrower fails to perform any agreement contained herein, Agent may itself or at the direction of a majority of the Secured Parties perform, or cause performance of, such agreement, and the expenses of Agent or Secured Parties incurred in connection therewith shall be payable by Borrower under Section 14(b).

         12. Agent's Duties. The powers conferred on Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall not have any duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         13. Remedies. If any Event of Default shall have occurred, then during the continuance of such Event of Default:

                  a. Agent may on behalf of the Secured Parties exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of an Agent on default under the Uniform Commercial Code (the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require Borrower to, and Borrower hereby agrees that it will at its expense and upon the request of Agent forthwith, assemble all or part of the Collateral as directed by Agent and make it available to Agent at a place to be designated by Agent and (ii) to enter the premises where any of the Collateral is located and take and carry away the same, by any of its representatives, with or without legal process, to Agent's place of storage, and (iii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery and upon such other terms as Agent may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to Borrower of the time and place of any public or private sale is to be made shall constitute reasonable notification. Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefore, and such sale may, without further notice, be made at the time and place it was so adjourned.

                  b. All cash proceeds received by Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Agent, be held by Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to Secured Parties and Agent pursuant to Section 14) in whole or in part by Agent against, all or any part of the amounts due under the Notes in such order as Agent shall elect. Any surplus of such cash or cash proceeds held by Agent and remaining after payment in full of all the amounts due under the Notes shall be paid over to Borrower. If the proceeds of the sale of the Collateral are insufficient to pay all of the amounts due under the Notes Borrower agrees to pay upon demand any deficiency to Secured Parties.

                  c. Not withstanding any provision contained herein, the Agent, Secured Parties and the Borrower will cooperate in good faith to receive the most value for any Collateral liquidation necessitated by a breach of any covenant contained herein. Specifically, the Borrower shall have the right to sell in whole or in part any Collateral independently from the agent as long as all proceeds are first applied to any obligation herein. All parties are obligated to receive at a minimum fair market value for liquidated Collateral and the Borrower will have the right to sell said collateral to any third party offers equal to or greater than any offer made to the Agent or Secured Parties.

         14. Indemnity and Expenses.

                  a. Borrower agrees to indemnify Agent and Secured Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from Secured Parties' gross negligence or willful misconduct.

                  b. Borrower will upon demand pay to Agent and Secured Parties the amount of any and all expenses, including the reasonable fees and out of pocket disbursements of its counsel and of any experts and agents, which Secured Parties may incur in connection with (i) filing or recording fees incurred in connection with this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Parties, or (iv) the failure by Borrower to perform or observe any of the provisions hereof. Agent and Secured Parties shall not be liable to Borrower for damages as a result of delays, temporary withdrawals of the Equipment from service or other causes other than those caused by Secured Parties' gross negligence or willful misconduct.

         15. Continuing Security Interest; Transfer of the Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of all amounts due under the Notes, (b) be binding upon Borrower, its successors and assigns, and (c) inure to the benefit of Secured Parties and its successors, transferees and assigns. Upon the payment in full of all amounts due under the Notes, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Borrower. Upon any such termination, Secured Parties will, at Borrower's expense, execute and deliver to Borrower such Uniform Commercial Code termination statements and such other documentation as Borrower shall reasonably request to effect the termination and release of the Liens on the Collateral.

         16. No Third-Party Beneficiaries. This Security Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

         17. Entire Agreement. This Security Agreement (including the documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

         18. Succession and Assignment. This Security Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. The Borrower may not assign the Notes, this Security Agreement, or any of the rights, interests, or obligations thereunder or hereunder.

         19. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         20. Headings. The section headings contained in this Security Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Security Agreement.

         21. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

         If to Borrower:                         If to Agent:
         --------------                          ------------

         Sense Holdings, Inc.                    vFinance Investments, Inc.
         4503 NW 103rd Avenue, Suite 200         One West Front Street 3rd Floor
         Sunrise, Florida 33351                  Red Bank, New Jersey, 07701
         Facsimile:  (954) 726-2022              Facsimile:  (732) 936-9285
         Attn:  Dore Perler                      Attn:  Richard Galterio

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

         22. Governing Law. This Security Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida.

         23. Amendments and Waivers. No amendment of any provision of this Security Agreement shall be valid unless the same shall be in writing and signed by both Borrower and Agent. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         24. Severability. Any term or provision of this Security Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         25. Construction. The parties have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Security Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the date first above written.

Sense Holdings, Inc.

By:      __________________________          By:      __________________________

Name:    __________________________          Name:    __________________________

Title:   __________________________          Title:   __________________________

                                   SCHEDULE 1

                  PLACE OF BUSINESS AND LOCATIONS OF COLLATERAL


         Chief Place of Business and Chief Executive Office:

                  4503 NW 103rd Avenue, Suite 200
                  Sunrise, Florida 33351

         Locations of Equipment:

                  4503 NW 103rd Avenue, Suite 200
                  Sunrise, Florida 33351

         Locations of Inventory:

                  4503 NW 103rd Avenue, Suite 200
                  Sunrise, Florida 33351

         Location of Records Evidencing Receivables:

                  4503 NW 103rd Avenue, Suite 200
                  Sunrise, Florida 33351

                                   SCHEDULE A

                                 SECURED PARTIES


Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

Name:             ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Address:          ________________________________________
Telephone:        ________________________________________
SS/Fed Tax ID:    __________________________________

                                    EXHIBIT D

                      FORM OF COMMON STOCK PURCHASE WARRANT

                        Warrant to Purchase Common Stock


Date of Issuance: __________, 2003           Warrant to Purchase An Aggregate of
                                             ____________ shares of Common Stock

         FOR VALUE RECEIVED, Sense Holdings, Inc., a Florida corporation (the "Company"), promises to issue in the name of, and sell and deliver to __________________________________________ (the "Holder") a certificate or certificates for an aggregate of ________________________________ shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), upon payment by the Holder of $.035 per share (the "Exercise Price"), with the Exercise Price being subject to adjustment in the circumstances set forth below.

         1.       Exercise of Warrant

                  (A) Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to fractional shares), at any time and time to time commencing on the date hereof and ending at 5:00 p.m., Eastern Time, on the fifth (5th) anniversary of the date hereof (the "Exercise Period").

                  (B) Exercise Procedure.

                           (i) This Warrant will be deemed to have been
exercised at such time as the Company has received all of the following items (the "Exercise Date"):

                                    (a) a completed Exercise Agreement, in the
form attached hereto as Exhibit 1, executed by the Holder (the "Purchaser"); and

                                    (b) a certified check or other immediately
available funds payable to the Company in an amount equal to the sum of the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise.

                           (ii) Certificates for the shares of Common Stock
purchased upon exercise of this Warrant will be delivered by the Company to the Purchaser within ten (10) business days after the Exercise Date. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant representing the rights formerly represented by this Warrant that have not expired or been exercised. The Company will, within such ten (10) day period, deliver such new Warrant to the Holder at the address set forth in this Warrant.

                           (iii) The shares of Common Stock issuable upon the
exercise of this Warrant will be deemed to have been transferred to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock on the Exercise Date.

                           (iv) The issuance of certificates for shares of
Common Stock upon the exercise of this Warrant will be made without charge to the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and related transfer of the shares; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate or instrument in a name other than that of the Holder of this Warrant, and that the Company shall not be required to issue or deliver any such certificate or instrument unless and until the person or persons requiring the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                           (v) Unless the Company shall have registered the
shares of Common Stock underlying this Warrant, the shares of Common Stock issuable upon the exercise of this Warrant will be "restricted securities" as that term is defined in the Securities Act of 1933. The Company may insert the following or similar legend on the face of the certificates evidencing shares of Common Stock if required in compliance with state securities laws:

                  "These securities have not been registered under any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under any applicable state securities laws, or an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under any applicable state securities laws is available."

                  (C) Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant. The Company shall not be obligated to issue any fractional share interests or fractional warrant interests upon the exercise of this Warrant, nor shall it be obligated to issue scrip or pay cash in lieu of fractional interests, provided, however, that if a holder exercises all the Warrants held of record by such holder, the Company shall at its option (i) eliminate the fractional interests by rounding any fraction up to the nearest whole number of shares or (ii) within 30 days after the Exercise Date, deliver to the Purchaser a check payable to the Purchaser, in lieu of such fractional share, in an amount equal to the value of such fractional share as determined by the closing price of the Company's Common Stock as reported on the principal exchange on which the Company's Common Stock is then traded, as of the close of business on the Exercise Date.

         2. Effect of Reorganization, Reclassification, Consolidation, Merger or Sale

                  (A) Recapitalization or Reclassification of Common Stock. In case the Company shall at any time prior to the satisfaction of the note underlying this Warrant, or the Exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the Holder of this Warrant shall be entitled to purchase upon exercise hereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price of such recapitalized or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

                  (B) Consolidation, Merger or Sale. In case the Company shall at any time prior to the satisfaction of the note underlying this Warrant, or the exercise of this Warrant, or the expiration of the Exercise Period, whichever first occurs, consolidate or merge with any other corporation (unless the Company shall be the surviving entity) or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the Holder of this Warrant, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrant was exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder hereof to the effect that the provisions of this Warrant shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of this Warrant.

                  (C) Notice of Adjustment. Whenever the number of shares of Common Stock purchasable upon exercise of this Warrant shall be adjusted as provided herein, the Company shall file with its corporate records a certificate of its Chief Financial Officer setting forth the computation and the adjusted number of shares of Common Stock purchasable hereunder resulting from such adjustments, and a copy of such certificate shall be mailed to the Holder. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.

         3. Reservation of Common Stock. The Company will at all time reserve and keep available such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. Upon exercise of this Warrant pursuant to its terms, the Holder will acquire fully paid and non-assessable ownership rights of the Common Stock, free and clear of any liens, claims or encumbrances except as otherwise provided herein.

         4. No Shareholder Rights or Obligations. This Warrant will not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company. Until the shares of Common Stock issuable upon the exercise of this Warrant are recorded as issued on the books and records of the Company's transfer agent, the Holder shall not be entitled to any voting rights or other rights as a shareholder; provided, however, the Company uses its best efforts to ensure that, upon receipt of the Exercise Agreement and payment of the Exercise Price, the appropriate documentation necessary to effectuate the exercise of the Warrant and the issuance of the Common Stock is accomplished as expeditiously as possible. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Common Stock, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any obligation of such Holder for the Exercise Price or as a stockholder of the Company.

         5. Transferability. Subject to the terms hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed Assignment in the form of Exhibit 2 hereto at the principal offices of the Company. This Warrant and the underlying shares of Common Stock may not be offered, sold or transferred except in compliance with the Act, and any applicable state securities laws, and then only against receipt of an agreement of the person to whom such offer or sale or transfer is made to comply with the provisions of this Warrant with respect to any resale or other disposition of such securities; provided that no such agreement shall be required from any person purchasing this Warrant or the underlying shares of Common Stock pursuant to a registration statement effective under the Act. The Holder of this Warrant agrees that, prior to the disposition of any security purchased on the exercise hereof other than pursuant to a registration statement then effective under the Act, or any similar statute then in effect, the Holder shall give written notice to the Company, expressing his intention as to such disposition. Upon receiving such notice, the Company shall present a copy thereof to its securities counsel. If, in the sole opinion of such counsel, which such opinion shall not be unreasonably withheld, the proposed disposition does not require registration of such security under the Act, or any similar statute then in effect, the Company shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such security in accordance with the terms of the notice delivered by the Holder to the Company.

6.       Miscellaneous

                  (A) Notices. Any notices, requests or consents hereunder shall be deemed given, and any instruments delivered, two days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

                  If to the Company:    Sense Holdings, Inc.
                                        4503 NW 103rd Avenue, Suite 200
                                        Sunrise, Florida 33351
                                        Attn: Dore Perler

                  If to the Holder:     To the address and/or facsimile of
                                        Holder as recorded in the records
                                        of the Company.

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph.

                  (B) Entire Agreement. This Warrant, including the exhibits and documents referred to herein which are a part hereof, contain the entire understanding of the parties hereto with respect to the subject matter and may be amended only by a written instrument executed by the parties hereto or their successors or assigns. Any paragraph headings contained in this Warrant are for reference purposes only and shall not affect in any way the meaning or interpretation of this Warrant.

                  (C) Governing Law. This Warrant is governed by, interpreted under and construed in all respects in accordance with the substantive laws of the State of Florida, without regard to the conflicts of law provision thereof, and irrespective of the place of domicile or resident of the party. In the event of a controversy arising out of the interpretation, construction, performance or breach of this Warrant, the parties hereby agree and consent to the jurisdiction and venue of the Courts of the State of Florida, or the United States District Court for the Southern District of Florida; and further agree and consent that personal service of process in any such action or preceding outside the State of Florida shall be tantamount to service in person in Florida.

         IN WITNESS WHEREOF, this Warrant has been duly executed and the corporate seal affixed hereto, all as of the day and year first above written.

                                        Sense Holdings, Inc.


                                        By: ________________________________

                                    EXHIBIT 1

                               EXERCISE AGREEMENT

To:      ____________________                      Dated:   ____________________

         The undersigned record Holder, pursuant to the provisions set forth in the within Warrant, hereby subscribed for and purchases ______________________ shares of Common Stock covered by such Warrant and hereby makes full cash payment of $ ______________________ for such shares at the Exercise Price provided by such Warrant.




                                        --------------------------------
                                        (Signature)


                                        --------------------------------
                                        (Print or type name)


                                        --------------------------------
                                        (Address)

                                        --------------------------------
                                        (Address)

                                        --------------------------------
                                        (Address)


         NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                                    EXHIBIT 2

                                   ASSIGNMENT

         FOR VALUE RECEIVED, , the undersigned Holder hereby sell, assigns, and transfer all of the rights of the undersigned under the within Warrant with respect to the number of shares of Common Stock issuable upon the exercise of such Warrant set forth below, unto the Assignee identified below, and does hereby irrevocable constitute and appoint to effect such transfer of rights on the books of the Company, with full power of substitution:

                                                               Number of Shares
Name of Assignee              Address of Assignee              of Common Stock




Dated:   _________           _______________________
                              (Signature of Holder)


                             _______________________
                              (Print or type name)

         NOTICE: The signature of this Exercise Agreement must correspond with the name as written upon the face of the within Warrant, or upon the Assignment thereof, if applicable, in every particular, without alteration, enlargement or any change whatsoever.

                               CONSENT OF ASSIGNEE

         I HEREBY CONSENT to abide by the terms and conditions of the within Warrant.

 Dated:    _________           _______________________
                               (Signature of Assignee)

                               _______________________
                                (Print or type name)